UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

July 22, 2010

Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 5.07	Submission of Matters to a Vote of Security Holders

Item 9.01	Financial Statements and Exhibits

Signature

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders

Election of Directors

On July 22, 2010, the shareholders of Modine Manufacturing Company voted to elect Thomas A. Burke, Charles P. Cooley and Gary L. Neale to serve as directors until the 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  The results of the vote were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Thomas A. Burke	39,484,012	367,303	56,056	3,975,614
Charles P. Cooley	39,633,033	306,458	64,945	3,975,614
Gary L. Neale	39,311,923	430,333	165,115	3,975,614

Ratification of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm with 43,537,021 votes for ratification, 281,019 votes against and 64,945 votes abstaining.

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company’s press release reporting the voting on the matters presented at the annual meeting.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated July 22, 2010 relating to voting results of the 2010 Annual Meeting of Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ Thomas A. Burke
Thomas A. Burke President and Chief Executive Officer

By: /s/ Margaret C. Kelsey
Margaret C. Kelsey Vice President – Corporate Development, General Counsel and Secretary

Date: July 26, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 22, 2010 relating to voting results of the 2010 Annual Meeting of Shareholders